Consolidated Statements of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Net Income	$ 10,412	$ 1,961	$ 1,621
Other comprehensive income Investments available-for-sale:
Reclassification adjustment for losses	228	0	0
Related income tax benefit	(90)	0	0
Unrealized holding (losses) gains	(262)	(27)	2
Related income tax benefit (expense)	104	10	(1)
Comprehensive income	$ 10,392	$ 1,944	$ 1,622